Parent Company Balance Sheet	6 Months Ended
Jun. 30, 2020
Parent Company Balance Sheet
Parent Company Balance Sheet

16. Parent Company Balance Sheet

At each reporting date, the company assesses whether there is any indication that its investment in a subsidiary is impaired. If any such indication exists, the company undertakes an impairment test by comparing the carrying value of the investment in the subsidiary with its estimated recoverable amount. The recoverable amount of an investment in a subsidiary is the higher of its fair value less cost to sell and its value in use. Impairment testing inherently involves a number of judgments: the choice of appropriate discount and growth rates; and the estimation of fair value.

At 30 June, an impairment of £9 billion (2019 - £1.5 billion) has been recognised in the parent company balance sheet. The parent company balance sheet is not presented. The investment in NatWest Holdings Limited was impaired to net realisable value, as value in use fell below the net realisable value. This reduces the distributable reserves of the company from £36.5 billion to £26.8 billion. The 2019 impairment mainly related to the company's investment in NWM Plc due to the decline in net realisable value as a result of challenging market conditions.

Future increases in the net realisable value or value in use of a subsidiary may permit a reversal of this impairment, while falls in the recoverable amount will result in further impairments.